UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event                  June 25, 2004
                    reported)                                 -------------



                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-9550                       62-1691861
----------------------------  -------------------   ----------------------------
(State or Other Jurisdiction     (Commission              (I.R.S. Employer
       of Incorporation)          File Number)            Identification No.)




            One Thousand Beverly Way
              Fort Smith, Arkansas                            72919
--------------------------------------------------       ---------------
    (Address of Principal Executive Offices)                (Zip Code)


  Registrant's telephone number including area code             (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On June 25, 2004, Beverly Enterprises, Inc. issued a press release announcing that it has closed the sale of its $215 million aggregate principal amount of 7-7/8% Senior Subordinated Notes due 2014 (the "2014 Notes"). The 2014 Notes were issued at a price of 98.318% of par to yield 8.125%. Maturing on June 15, 2014, the 2014 Notes are general unsecured obligations subordinated in right of payment to Beverly's existing and future senior unsubordinated indebtedness and are guaranteed by certain subsidiaries of Beverly. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated June 25, 2004.

*Furnished with this document

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2004            BEVERLY ENTERPRISES, INC.


                                 By: /s/ PAMELA H. DANIELS
                                    --------------------------------------------
                                 Name:   Pamela H. Daniels
                                 Title:  Senior Vice President, Controller and
                                         Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    ------------
   99.1        Press Release of Beverly Enterprises, Inc. dated June 25, 2004









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